Note 11 - Employee Savings Plan	12 Months Ended
Mar. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]

Note 11. Employee Savings Plan

Vision has a savings plan in the U.S. that qualifies under Section 401(k) of the Internal Revenue Code (“IRC”). Participating U.S. employees may contribute up to 70% of their salary, but not more than statutory limits. Vision may, but are not obligated to, make a matching contribution up to a certain percentage of each employee’s contribution. Matching contributions are invested proportionate to each participant’s voluntary contributions in the investment options provided under the plan. Vision did not make any matching contributions in fiscal years 2014 and 2013.